SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K/A

                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 26, 1998


       Commission file number 0-9109                  Commission file number 0-9110

           MEDITRUST CORPORATION                       MEDITRUST OPERATING COMPANY
   (Exact name of registrant as specified         (Exact name of registrant as specified
              in its charter)                                in its charter)

                  Delaware                                       Delaware
      (State or other jurisdiction of                (State or other jurisdiction of
       incorporation or organization)                 incorporation or organization)

                 95-3520818                                     95-3419438
    (I.R.S. Employer Identification No.)           (I.R.S. Employer Identification No.)

        197 First Avenue, Suite 300                    197 First Avenue, Suite 100
 Needham Heights, Massachusetts 02194-9127      Needham Heights, Massachusetts 02194-9127
      (Address of principal executive                (Address of principal executive
        offices including zip code)                    offices including zip code)

               (781) 433-6000                                 (781) 453-8062
      (Registrant's telephone number,                (Registrant's telephone number,
            including area code)                           including area code)

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)        Exhibits

   Exhibit No.         Description
   ----------          -----------

      23               Consent of Coopers & Lybrand L.L.P.


      27               Financial Data Schedule*


      99 Combined and Consolidated Financial Statements of The Meditrust Companies and Meditrust Corporation at December 31, 1997 and 1996, and Meditrust Operating Company at December 31, 1997 and the results of The Combined Meditrust Companies and Meditrust Corporation for the years ended December 31, 1997, 1996 and 1995, and Meditrust Operating Company for the period October 3, 1997 to December 31, 1997.


*Previously filed.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Meditrust Corporation
                                            ---------------------


April 29, 1998                              /s/ Laurie T. Gerber
                                            --------------------
                                            Laurie T. Gerber
                                            Chief Financial Officer



                                            Meditrust Operating Company



April 29, 1998                              /s/ Abraham D. Gosman
                                            ---------------------
                                            Abraham D. Gosman
                                            Chief Executive Officer